                                                                     Exhibit 1.1

                               VIALOG CORPORATION

                                _______ Shares/1/

                                  Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                              ________ ___, 1998

PRUDENTIAL SECURITIES INCORPORATED
JEFFERIES & COMPANY, INC.
As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York 10292

Ladies and Gentlemen:

     Vialog Corporation, a Massachusetts corporation (the "Company"), each of
                                                           -------
Conference Source International, Inc., a Georgia corporation, Call Points, Inc., a Delaware corporation, Kendall Square Teleconferencing, Inc., a Massachusetts corporation, American Conferencing Company, Inc., a Delaware corporation, Telephone Business Meetings, Inc., a Delaware corporation, Communication Development Corporation, a Connecticut corporation, and ABC Acquisition Corporation, a Delaware corporation (the "Vialog Merger Subsidiary") (each, a
                                          ------------------------
"Subsidiary" and collectively, the "Subsidiaries"), and David L. Lipsky (the
-----------                         ------------
"Selling Securityholder") hereby confirm their agreement with the several
-----------------------
underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have
                                              ------------
been duly authorized to act as representatives (in such capacities, the

"Representatives"), as set forth below.  All references herein to the
----------------
Representatives shall be deemed to be to the Underwriters.

     Pursuant to an agreement and plan of reorganization (the "Acquisition
                                                               -----------
Agreement") by and among the Company, the Vialog Merger Subsidiary, A Business
---------
Conference Call, Inc., a Minnesota corporation ("ABCC"), Daniel L. Barber and
                                                 ----
Robert M. Kalla, the Company through the Vialog Merger Subsidiary, its wholly-owned subsidiary, will acquire by merger, all of the issued and outstanding stock of ABCC. The transactions contemplated by the Acquisition Agreement are herein referred to as the "Acquisition."
                           -----------
----------------
  /1/ Plus an option to purchase from Vialog Corporation up to _____________ additional shares to cover over-allotments.

     1.   Securities.  Subject to the terms and conditions herein contained,
          ----------
(i) the Company proposes to issue and sell to the several Underwriters an aggregate of ___ shares (the "Firm Securities") of the Company's common stock,
                              ---------------
par value $.01 per share ("Common Stock") and (ii) the Selling Securityholder
                           ------------
proposes to sell to the several Underwriters an aggregate of 267,826 shares of Common Stock, which shares constitute all of the shares of Common Stock owned by him (the "Selling Securityholder Securities"). The Company also proposes to
          ----------------------------------
issue and sell to the several Underwriters not more than _______________ additional shares of Common Stock if requested by the Representatives as provided in Section 4 of this Agreement. Any and all shares of Common Stock to be purchased by the Underwriters pursuant to such option are referred to herein as the "Option Securities," and the Firm Securities, the Selling Securityholder
        -----------------
Securities and any Option Securities are collectively referred to herein as the "Securities."
 ----------

     2.  Representations and Warranties of the Company and the Subsidiaries. The
         ------------------------------------------------------------------
Company and the Subsidiaries, jointly and severally, represent and warrant to and agree with each of the several Underwriters that:

(a) A registration statement on Form S-1 (File No. 333-53395) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under
                                                              ----------
the Securities Act of 1933, as amended (the "Act"), and one or more amendments
                                             ---
to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (i)(A) or (i)(B) of this sentence as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration
                                                     ---------------------
Statement" means the registration statement initially filed relating to the
---------
Securities, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Rule 462(b) Registration
                                                      ------------------------
Statement" means any registration statement filed with the Commission pursuant
---------
to Rule

462(b) under the Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both
                                        ----------------------
the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion
          ----------------------
filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means:
 ----------

     (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

     (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or

     (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement;

and the term "Term Sheet" means any term sheet that satisfies the requirements
              ----------
of Rule 434 under the Act.  Any reference herein to the "date" of a Prospectus
                                                         ----
that includes a Term Sheet shall mean the date of such Term Sheet.

     (b) The Commission has not issued any order preventing or suspending use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it
(i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

     (c) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

     (d) Each written contract to which the Company is a party and to which reference is made in the Prospectus has been duly and validly executed, is in full force and effect in accordance with its respective terms, and, except as set forth in the Prospectus, none of such contracts has been assigned by the Company; and, except as set forth in the Prospectus, the Company knows of no present fact, condition or act which could prevent compliance with the terms of such contracts, as amended to date. Except for amendments or modifications of such contracts in the ordinary course of business and except as may be disclosed in the Prospectus, the Company has no intention of exercising any right which it may have to cancel any of its obligations under any of such contracts, and has no knowledge that any other party to any of such contracts has any intention not to render full performance under such contracts. None of the provisions of such contracts or documents violates any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court having jurisdiction over the Company or any of its assets or businesses.

     (e) The Company and each of the Subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, business, condition (financial or otherwise), prospects, net worth or results of operations of the Company and the Subsidiaries, taken as a whole (any such event, a "Material Adverse Effect").
                            -----------------------

     (f) The Company and each of the Subsidiaries have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and the Company and each of the Subsidiaries have full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by each of them, respectively.

     (g) The issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, were not issued in violation of any preemptive or similar rights and are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities, claims or restrictions on transferability (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting.

     (h) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued, were not issued in violation of any preemptive or similar rights and are fully paid and nonassessable. No sales of securities have been made by the Company in violation of the provisions of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or state securities laws. The Firm Securities and the
      ------------
Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this agreement.

     (i) The capital stock of the Company conforms to the description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

     (j) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding
(A) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

     (k) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries (including the notes thereto) included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and its consolidated subsidiaries and the results of operations and changes in financial condition as of the dates and periods therein specified. Such financial statements and schedules (including the notes thereto) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The summary and selected financial data set forth under the captions "Summary Historical and Pro Forma Financial Data" and "Selected Financial Data" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein. Except as described in the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus), the pro forma financial statements under the headings "Summary Historical and Pro Forma Financial Data" and "Selected Financial Data" (including the notes thereto) and the other pro forma financial information (but excluding all projected or forecasted financial information) included in the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus) (i) comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the Exchange Act, (ii) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, and (iii) have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial data and other pro forma and projected financial information included in the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus) are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

     (l) KPMG Peat Marwick, LLP, who have certified certain financial statements of the Company and the Subsidiaries and delivered their report with respect to the audited financial statements and schedules included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

     (m) The execution and delivery of this Agreement have been duly authorized by the Company and each of the Subsidiaries and this Agreement has been duly executed and delivered by the Company and each of the Subsidiaries, and is the valid and binding agreement of the Company and each of the Subsidiaries, enforceable against the Company and each of the Subsidiaries in accordance with its terms.

     (n) No legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

     (o) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company and each of the

Subsidiaries with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its subsidiaries, or any law or statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries.

     (p) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, neither the Company nor any of the Subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any Material Adverse Effect, or any development involving a prospective Material Adverse Effect, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (q) None of the Company and the Subsidiaries has, directly or indirectly,
(i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities under this Agreement).

     (r) The Company has not distributed and, prior to the later of (i) the Firm Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any permitted by the Act.

     (s) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (1) the Company and the Subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (3) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and the Subsidiaries, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (t) The Company and each of the Subsidiaries have good and marketable title in fee simple to all items of real property and marketable title to all personal property owned by each of them and/or described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such Subsidiary, and any real or personal property and buildings held under lease by the Company or any of the Subsidiaries are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary, in each case except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (u) No labor dispute with the employees of the Company or any of the Subsidiaries exists or is threatened or imminent that could result in a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (v) The Company and the Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither the Company nor any Subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (w) The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not result in a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (x) No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (y) The Company and each of the Subsidiaries possess all licenses, certificates, authorizations, consents, orders, approvals and permits issued by, and has made all declarations and filings with, all appropriate federal, state, local or foreign regulatory authorities necessary to own or lease and to operate its respective properties and to conduct their respective businesses as now or proposed to be conducted as set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization, consent, order, approval or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (z) Neither the Company nor any of the Subsidiaries will conduct its operations in a manner that will subject it to registration as an investment company under the Investment Company Act of 1940, as amended, and this transaction will not cause the Company to become an investment company subject to registration under such Act.

     (aa) Each of the Company and the Subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith and for which the company or such Subsidiary has provided adequate reserves, or as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (bb) Neither the Company nor any of the Subsidiaries is in violation of any federal or state law or regulation relating to public or occupational safety and health or to pollution, the environment or the storage, handling or transportation of hazardous or toxic materials ("Environmental Law") and
                                                 -----------------
the Company and each Subsidiary have received all permits, licenses or other approvals required of them under applicable Environmental Law in connection with the ownership, operation or use of their respective businesses, property and assets, and the Company and each Subsidiary are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a Material Adverse Effect, and except as described in or contemplated by the

Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus), none of the Company or the Subsidiaries is subject to any liability, absolute or contingent, under any Environmental Law except for any such liability which would not, individually or in the aggregate, have a Material Adverse Effect.

     (cc) Each certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a joint and several representation and warranty by the Company and each of the Subsidiaries to each Underwriter as to the matters covered thereby.

     (dd) Except for the shares of capital stock of each of the Subsidiaries owned by the Company, neither the Company nor any Subsidiary owns any shares of stock or any other equity securities or long-term debt securities or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (ee) There are no holders of securities of the Company, other than the Selling Securityholder, who, by reason of the filing of the Registration Statement, have the right (and have not waived such right) to request the Company to register under the Act, or to include in the Registration Statement, securities held by them.

     (ff) The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (gg) No breach or default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties is bound, except for any such breach, default or event which would not, individually or in the aggregate, have a Material Adverse Effect.

     (hh) None of the Company or the Subsidiaries has any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or any of the Subsidiaries makes or
          -----
ever has made a contribution and in which any employee of the Company or any of the Subsidiaries is or has ever been a participant. With respect to such plans, the Company and each Subsidiary is in compliance in all material respects with all applicable provisions of ERISA.

     (ii) None of the Company or any of the Subsidiaries nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of the Subsidiaries has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic governmental official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

      (jj) As of the date hereof, the Acquisition has closed in escrow and on the Firm Closing Date the Acquisition shall have been finally consummated. On and as of the Firm Closing Date, the merger contemplated by the Acquisition Agreement shall have become effective pursuant to the laws of Minnesota and Delaware and the Company shall be the sole record and beneficial owner of the equity of the surviving corporation of the merger, as contemplated by the Acquisition Agreement. Other than the payment of the cash consideration to be paid in the Acquisition, all conditions precedent to the Acquisition have been satisfied (and not waived) and the Acquisition Agreement has not been modified or amended in any way and is identical in all respects to the Acquisition Agreement delivered to the Representatives on or prior to the date hereof. The Acquisition Agreement will, on the Firm Closing Date, conform in all material respects to the description thereof contained in the Prospectus.

      (kk) The Company has good and marketable title to all of the securities of the surviving corporation of the merger contemplated by the Acquisition Agreement, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such securities and do not interfere with the use made or proposed to be made of such securities by the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (ll) No relationship, direct or indirect, exists and no transaction has occurred between or among the Company and/or any of its Subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company and/or any of its Subsidiaries on the other hand, which is required to be described in the Prospectus and is not so described.

     3.  Representations and Warranties of the Selling Securityholder.
         ------------------------------------------------------------

     The Selling Securityholder represents and warrants to, and agrees with, each of the several Underwriters that:

     (a) The Selling Securityholder has full power to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriters the Selling Securityholder Securities hereunder in accordance with the terms of this Agreement; and this Agreement has been duly executed and delivered by the Selling Securityholder, and is the valid and binding agreement of the Selling Securityholder, enforceable against the Selling Securityholder in accordance with its terms.

     (b) The Selling Securityholder has duly executed and delivered a power of attorney and custody agreement (the "Power-of-Attorney" and the "Custody Agreement", respectively), each in the form heretofore delivered to the Representatives, appointing _________________________ as the Selling Securityholder's attorney-in-fact (the "Attorney-in-Fact") with authority to execute, deliver and perform this Agreement on behalf of the Selling Securityholder and appointing _________________________, as custodian thereunder (the "Custodian"). Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Selling Securityholder Securities hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. The Selling Securityholder has full power to enter into the Custody Agreement and the Power-of-Attorney and to perform its obligations under the Custody Agreement. Assuming due authorization, execution and delivery by the Custodian, the Custody Agreement and the Power-of-Attorney are the legal, valid, binding and enforceable instruments of the Selling Securityholder, enforceable against the Selling Securityholder in accordance with their respective terms. The Selling Securityholder agrees that each of the Securities represented by the certificates on deposit with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody, the appointment of the Attorney-in-Fact and the right, power and authority of the Attorney-in-Fact to execute and deliver this Agreement, to agree on the price at which the Securities (including the Selling Securityholder's Securities) are to be sold to the Underwriters, and to carry out the terms of this Agreement, are to that extent irrevocable and that the obligations of the Selling Securityholder hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of the Selling Securityholder, by operation of law or otherwise, whether in the case of any individual Selling Securityholder by the death or incapacity of such Selling Securityholder, in the case of a trust or estate by the death of the trustee or trustees or the executor or executors or the termination of such trust or estate, or in the case of a corporate or partnership Selling Securityholder by its liquidation or dissolution or by the occurrence of any other event. If any individual Selling Securityholder, trustee or executor should die or become incapacitated or any such trust should be terminated, or if any corporate or partnership Selling Securityholder shall liquidate or dissolve, or if any other event should occur, before the delivery of such Securities hereunder, the certificates for such Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the respective terms and conditions of this Agreement as if such death, incapacity, termination, liquidation or dissolution or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof.

     (c) The Selling Securityholder is the lawful owner of the Selling Securityholder Securities hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, the Selling Securityholder will convey good and marketable title to such Securities, free and clear of any security interests, liens, encumbrances, equities, claims or other defects.

     (d) The Selling Securityholder has not, directly or indirectly, (i) taken any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Selling Securityholder Securities by the Selling Securityholder under this Agreement).

     (e) To the extent that any statements or omissions are made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Selling Securityholder specifically for use therein, such Preliminary Prospectus did, and the Registration Statement and the Prospectus and any amendments or supplements thereto, when they become effective or are filed with the Commission, as the case may be, will (i) conform in all material respects to the requirements of the Act and the respective rules and regulations of the Commission thereunder and (ii) not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Selling Securityholder has reviewed the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the Registration Statement, and the information regarding the Selling Securityholder set forth therein under the caption "Selling Securityholder" is complete and accurate.

     (f) The sale by the Selling Securityholder of Securities pursuant hereto is not prompted by any adverse information concerning the Company that is not set forth in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (g) The sale of the Securities to the Underwriters by the Selling Securityholder pursuant to this Agreement, the compliance by the Selling Securityholder with the other provisions of this Agreement, the Custody Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Selling Securityholder is a party or by which the Selling Securityholder or any of the Selling Securityholder's properties are bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Selling Securityholder.

     (h) The Selling Securityholder has not distributed and, prior to the later of (i) the Firm Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any permitted by the Act.

     (i) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, the Selling Securityholder agrees to deliver to the Representatives prior to or on the Firm Closing Date a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form of statement specified by Treasury Department regulations in lieu thereof).

     4.  Purchase, Sale and Delivery of the Securities.  (a)  On the basis of
         ---------------------------------------------
the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, (i) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price of $________ per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto and (ii) the Selling Securityholder agrees to sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Selling Securityholder, at a purchase price of $________ per share, the number of Selling Securityholder Securities set forth opposite the name of such Underwriter in Schedule 1 hereto. One or more certificates in definitive form for the Firm Securities and Selling Securityholder Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company and Selling Securityholder, respectively, at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company and Selling Securityholder, respectively, to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer in same-day funds (the "Wired Funds") to the accounts of the Company
                                 -----------
and the Selling Securityholder, respectively. Such delivery of and payment for the Firm Securities and Selling Securityholder Securities shall be made at the offices of Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038 at 9:30 A.M., New York time, on __________, 1998, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 10 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date".
                                                             -----------------
The Company will make such certificate or certificates for the Firm Securities, and the Selling Securityholder will (or will cause the Custodian to) make such certificate or certificates for the Selling Securityholder Securities, available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar or of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date.

     (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section
4. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and Company may agree upon or as the Representatives may determine pursuant to Section 10 hereof, is herein called the "Option Closing Date" with respect to such Option
                              -------------------
Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 4, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

     (c) The Company and the Selling Securityholder hereby acknowledge that the wire transfer by or on behalf of the Underwriters of the purchase price for any Shares does not constitute closing of a purchase and sale of the Shares. Only execution and delivery of a receipt for Shares by the Underwriters indicates completion of the closing of a purchase of the Shares from the Company or the Selling Securityholder. Furthermore, in the event that the Underwriters wire funds to the Company or the Selling Securityholder prior to the completion of the closing of a purchase of Shares, each of the Company and the Selling Securityholder hereby acknowledges that until the Underwriters execute and deliver a receipt for the Shares, by facsimile or otherwise, the Company and the Selling Securityholder will not be entitled to the Wired Funds transferred to their respective accounts and shall return such Wired Funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Shares is not completed and such Wired Funds are not returned by the Company or the Selling Securityholder to the Underwriters on the same day the Wired Funds were received by the Company or the Selling Securityholder, respectively, the Company and the Selling Securityholder agree to pay to the Underwriters in respect of each day such Wired Funds are not returned by it, in same-day funds, interest on the amount of such Wired Funds in an amount representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated.

     (d) It is understood that either of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

     5.  Offering by the Underwriters.  Upon your authorization of the release
         ----------------------------
of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

     6.  Covenants of the Company and the Selling Securityholder.  Each of the
         -------------------------------------------------------
Company and the Selling Securityholder (as to itself only) covenants and agrees with each of the Underwriters that:

     (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the prospectus, Term Sheet or the amendment referred to in the second sentence of Section 2(a) hereof, any amendment or supplement to such Prospectus, Term Sheet or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representatives previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration

Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

     (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

     (c) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, provided, however, that in connection therewith the Company shall
            -----------------
not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

     (d) If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 6(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

     (e) The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters a signed copy and a conformed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) or any Rule 462(b) Registration Statement, certified by the Secretary or an Assistant Secretary of the Company to be true and complete copies thereof as filed with the Commission by electronic transmission, (ii) to each other Underwriter, a conformed copy of such registration statement or any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each

Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 P.M., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 A.M., New York City time, on such date or (B) 2:00 P.M., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 A.M., New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

     (f) The Company, as soon as practicable, will make generally available to its securityholders and to the Representatives a consolidated earnings statement of the Company and its subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

     (g) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

     (h) The Company will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 180 days after the date hereof, except pursuant to this Agreement and except for issuances pursuant to the exercise of employee stock options outstanding on the date hereof or pursuant to the terms of convertible securities (including, without limitation, warrants) of the Company outstanding on the date hereof.

     (i) The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities under this Agreement).

     (j) The Company will obtain the agreements described in Section 8(f) hereof prior to the Firm Closing Date.

     (k) If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the

Prospectus), the Company will, after notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

     (l) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 P.M. Eastern time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

     (m) The Company will cause the Securities to be duly included for quotation on the Nasdaq National Market prior to the Firm Closing Date. The Company will ensure that the Securities remain included for quotation on the Nasdaq National Market following the Firm Closing Date.

     (n) Prior to the Option Closing Date, the Company will furnish to the Representatives, as soon as they have been prepared, a copy of any unaudited interim, financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Prospectus.

     (o) During the period of three years after the last date of original issuance of the Securities, the Company will not be or become an "investment company" under the Investment Company Act.

     (p) The Selling Securityholder will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock legally or beneficially owned by the Selling Securityholder or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 180 days after the date hereof.

     (q) The Selling Securityholder will not, directly or indirectly, (i) take any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Selling Securityholder Securities by the Selling Securityholder under this Agreement).

     7.  Expenses.  The Company and the Subsidiaries agree, jointly and
         --------
severally, to pay all costs and expenses incident to the performance of their obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 12 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (vii) any quotation of the Securities on the Nasdaq National Market, (viii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters) and (ix) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 8 hereof is not satisfied, because this Agreement is terminated pursuant to Section 12 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

     8.  Conditions of the Underwriters' Obligations.  The obligations of the
         -------------------------------------------
several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the respective representations and warranties of the Company and the Selling Securityholder contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Securityholder of their respective covenants and agreements hereunder and to the following additional conditions:

     (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (i) 11:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2), or with respect to the Original

Registration Statement, or such later time and date as shall have been consented to by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

     (b) The Representatives shall have received an opinion, dated the Firm Closing Date of Mirick, O'Connell, De Mallie & Lougee, LLP, counsel for the Company and the Subsidiaries, to the effect that:

          (i) the Company and each of the Subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect;

          (ii) the Company and each of the Subsidiaries have corporate power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus, and the Company and each of the Subsidiaries have corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

          (iii) the issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, were not issued in violation of any preemptive or similar rights and are owned beneficially by the Company free and clear of any perfected security interest or, to the best knowledge of such counsel, any other security interests, liens, encumbrances, equities, claims or restrictions on transferability (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting; other than the Subsidiaries, there is no other subsidiary of the Company;

          (iv) the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus; all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; no sales of securities have been made by the Company in violation of the provisions of the Act, the Exchange Act, or state securities laws; the

     Firm Securities have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Securities have been duly included for trading on the Nasdaq National Market; no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities; and no holders of securities of the Company are entitled to have such securities registered under the Registration Statement;

          (v) the statements set forth under the heading "Description of Capital Stock" in the Prospectus, insofar as such statements purport to summarize certain provisions of the capital stock of the Company, provide a fair summary of such provisions; and the statements set forth under the headings "Risk Factors--Regulation," "Business--Regulation," "Business--Legal Proceedings" and "Description of Capital Stock" in the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings;

          (vi) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and the Subsidiaries. This Agreement has been duly executed and delivered by each of the Company and the Subsidiaries;

          (vii) (A) no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties and (B) no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

          (viii) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company and the Subsidiaries with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease, or other agreement or instrument, known to such counsel, to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of the Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or the Subsidiaries or any of their respective properties or assets;

          (ix) the Registration Statement is effective under the Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, pursuant to Rules 434 and 424(b) has been made in the manner and within the time period required by Rules 434 and 424(b); and no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best knowledge of such counsel, are contemplated by the Commission;

          (x) the Registration Statement originally filed with respect to the Securities and each amendment thereto, any Rule 462(b) Registration Statement and the Prospectus (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder;

          (xi) if the Company elects to rely on Rule 434, the Prospectus is not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time of its effectiveness or an effective post-effective amendment thereto (including such information that is permitted to be omitted pursuant to Rule 430A);

          (xii) neither the Company nor any of the Subsidiaries is an "investment company" or "promoter" or "principal underwriter" for an "investment company" as such terms are defined in the Investment Company Act;

          (xiii) the merger contemplated by the Acquisition Agreement shall have become effective pursuant to the laws of Minnesota and Delaware, and the Company is the sole record and beneficial owner of the shares of the equity of the surviving corporation of the merger;

          (xiv) except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding (A) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options; and

          (xv) to the knowledge of such counsel, each of the Company and the Subsidiaries hold all material licenses, certificates and permits from governmental authorities necessary for the conduct of its business as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     Such counsel shall also state that they have no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of the State of ________, to the extent satisfactory in form and scope to counsel for the Underwriters, upon the opinion of [insert name of
                                                               ---------------
local counsel], addressed to the Underwriters and dated the Firm Closing Date, a
--------------
copy of which will be attached to the opinion of counsel for the Company. The foregoing opinion shall also state that the Underwriters are justified in relying upon such opinion of [insert name of local counsel], copies of such
                             ------------------------------
opinion shall be delivered to the Representatives and counsel for the Underwriters.

     References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

     (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of Cadwalader, Wickersham & Taft, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, such counsel may rely as to all matters of law upon the opinion of Mirick, O'Connell, DeMallie & Lougee, LLP referred to in paragraph (b) above.

     (d) The Representatives shall have received from KPMG Peat Marwick, LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

          (i) they are independent public accountants with respect to the Company and its consolidated subsidiaries within the meaning of the Act and the applicable rules and regulations thereunder;

          (ii) in their opinion, the audited consolidated financial statements and schedules and pro forma financial statements examined by them and included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

          (iii) on the basis of their limited review in accordance with standards established by the American Institute of Certified Public Accountants of any interim unaudited consolidated condensed financial statements of the Company and its consolidated subsidiaries as indicated in their report included in the Registration Statement and the Prospectus, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the shareholders, the board of directors and any committees thereof of the Company and each of its consolidated subsidiaries, and inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

          (A) the unaudited consolidated condensed financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus;

          (B) at a specific date not more than five business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company and its consolidated subsidiaries or any decreases in net current assets or stockholders' equity of the Company and its consolidated subsidiaries, in each case compared with amounts shown on the March 31, 1998 unaudited consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from April 1, 1998 to such specified date there were any decreases (or increases in any negative amounts), as compared with the period commencing January 1, 1998 and ending on such date which is the same number of days after January 1, 1998 as the specified date is after April 1, 1998, in net revenues, loss before income taxes or total or per share amounts of net loss of the Company and its consolidated subsidiaries, except in all instances for changes, decreases or increases set forth in such letter;

          (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated subsidiaries and are included in the Registration Statement and the Prospectus under the captions "Prospectus Summary," "Risk Factors," "Capitalization," "Dilution," "Selected Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Management," "Certain Transactions," "Principal Stockholders" and "Description of Capital Stock" and in Exhibit 11 to the Registration Statement, and have compared such amounts, percentages and financial information with such records of the Company and its consolidated subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation; and

     (v) on the basis of a reading of the unaudited pro forma consolidated condensed financial statements included in the Registration Statement and the Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (v), inquiries of certain officials of the Company and the Subsidiaries and ABCC who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma consolidated condensed financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma consolidated condensed financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

     In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

     References to the Registration Statement and the Prospectus in this paragraph (d) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

     (e) The Representatives shall have received a certificate, dated the Firm Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company and each of the Subsidiaries to the effect that:

          (i) the representations and warranties of the Company and each of the Subsidiaries in this Agreement are true and correct as if made on and as of the Firm Closing Date; the statements of the Company's and the Subsidiaries' officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct in all material respects as if made on and as of the Firm Closing Date. The Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

          (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

          (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of the Subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change which could result in a Material Adverse Effect, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

     (f) The Representatives shall have received from each person who is a director or officer of the Company and each other person or entity who owns 10,000 shares of Common Stock an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 180 days after the date of this Agreement.

     (g) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

     (h) Prior to the commencement of the offering of the Securities, the Securities shall have been included for trading on the Nasdaq National Market.

     (i) The Representatives shall have received evidence to their satisfaction that: (i) on or before the Firm Closing Date, the Acquisition shall have been finally consummated; (ii) on and as of the Firm Closing Date, the merger contemplated by the Acquisition Agreement shall have become effective pursuant to the laws of Minnesota and Delaware and the Company shall be the sole record and beneficial owner of the equity of the surviving corporation of the merger, as contemplated by the Acquisition Agreement; (iii) other than the payment of the cash consideration to be paid in the Acquisition, all conditions precedent to the Acquisition shall have been satisfied (and not waived) and the Acquisition Agreement shall not have been modified or amended in any way and shall be identical in all respects to the Acquisition Agreement delivered to the Representatives on or prior to the date hereof; and (iv) the Acquisition Agreement shall, on the Firm Closing Date, conform in all material respects to the description thereof contained in the Prospectus.

     (j) The Selling Securityholder shall have furnished to the Representatives the opinion of ______________________________, counsel for the Selling Securityholder, dated the Closing Date, to the effect that:

          (i) The Selling Securityholder has full power to enter into this Agreement, the Custody Agreement and the Power-of-Attorney and to sell, transfer and deliver the Securities being sold by the Selling Securityholder hereunder in the manner provided in this Agreement and to perform its obligations under the Custody Agreement; this Agreement, the Custody Agreement and the Power-of-Attorney have been duly executed and delivered by the Selling Securityholder; the Custody Agreement and the Power-of-Attorney are the legal, valid, binding and enforceable instruments of the Selling Securityholder, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

          (ii) the delivery by the Selling Securityholder to the several Underwriters of certificates for the Selling Securityholder Securities against payment therefor as provided herein, will convey good and marketable title to such Securities to the several Underwriters, free and clear of all security interests, liens, encumbrances, equities, claims or other defects; and

          (iii) the sale of the Selling Securityholder Securities to the Underwriters by the Selling Securityholder pursuant to this Agreement, the compliance by the Selling Securityholder with the other provisions of this Agreement, the Custody Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Selling Securityholder is a party or by which the Selling Securityholder or any of the Selling Securityholder's properties are bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Selling Securityholder.

     In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of Selling Securityholder and public officials and, as to matters involving the application of laws of any jurisdiction other than the State of ________ or the United States, to the extent satisfactory in form and scope to counsel for the Underwriters, upon the opinion of [insert name of local counsel]. The foregoing opinion shall also state that the Underwriters are justified in relying upon such opinion of [insert name of local counsel], and copies of such opinion shall be delivered to the Representatives and counsel for the Underwriters.

     (k) The Representatives shall have received a certificate from the Selling Securityholder, dated the Closing Date, to the effect that:

          (i) the representations and warranties of the Selling Securityholder in this Agreement are true and correct as if made on and as of the Closing Date;

          (ii) to the extent that any statements or omissions are made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Selling Securityholder specifically for use therein, the Registration Statement, as amended as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

          (iii) The Selling Securityholder has performed all covenants and agreements on its part to be performed or satisfied at or prior to the Closing Date.

     All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company and the Selling Securityholder shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

     The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

     9.  Indemnification and Contribution. (a) The Company and the Subsidiaries,
         --------------------------------
jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

          (i) any untrue statement or alleged untrue statement made by the Company or any of the Subsidiaries in Section 2 of this Agreement,

          (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the

     Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"),
                                                             -----------
          (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or

          (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Securities, including without limitation, slides, videos, films, tape recordings, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other out-of-pocket expenses (including, without limitation, expert witness fees, charges or expenses) reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the
                                               --------  -------
Company or any Subsidiary will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and provided, further, that the Company or any
                                  --------  -------
Subsidiary will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company or any Subsidiary with Section 6(d) and (e) of this Agreement. This indemnity agreement will be in addition to any liability which the Company or any of the Subsidiaries may otherwise have. The Company and the Subsidiaries will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

     (b) The Selling Securityholder agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each Underwriter and each person who controls the Company or any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, any such director, officer, such Underwriter or any such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

          (i) any untrue statement or alleged untrue statement made by the Selling Securityholder in Section 3 of this Agreement,

          (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or (B) any Application executed by the Selling Securityholder or based upon written information furnished by or on behalf of the Selling Securityholder, or

          (iii) the omission or the alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Company, any such director, officer, such Underwriter or any such controlling person for any legal or other out-of-pocket expenses (including, without limitation, expert witness fees, charges or expenses) reasonably incurred by the Company, such director, officer, such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Selling Securityholder for use therein; provided, however, that the Selling Securityholder, in the case of
             --------  -------
clauses (ii) and (iii), will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act; and, subject to the limitation set forth immediately preceding this clause. This indemnity agreement will be in addition to any liability which the Selling Securityholder may otherwise have. The Selling Securityholder will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or comprise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding. The liability of the Selling Securityholder under this Section 9(b) shall not exceed an amount equal to the initial public offering price of the Selling Securityholder Securities.

     (c) Each Underwriter, severally and not jointly, will indemnify and hold harmless each of the Company, the Subsidiaries, their directors, officers who signed the Registration Statement, each person, if any, who controls the Company or any of the Subsidiaries within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act and the Selling Securityholder against any losses, claims, damages or liabilities to which the Company, any of the Subsidiaries, any such director, officer or controlling person or the Selling Securityholder may become subject under the Act, Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein: and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, any of the Subsidiaries, any such director, officer or controlling person or the Selling Securityholder in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

     (d) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 9, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 9. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party;

provided, however, that if the defendants in any such action include both the
--------  -------
indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 9, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

     (e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Subsidiaries and the Selling Securityholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company, the Subsidiaries and the Selling Securityholder bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Subsidiaries, the Selling Securityholder or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Subsidiaries and the Selling Securityholder and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph
(d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section II (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company or the Subsidiaries, each officer of the Company or the Subsidiaries who signed the Registration Statement and each person, if any, who controls the Company or any of the Subsidiaries within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act or the Selling Securityholder, shall have the same rights to contribution as the Company, the Subsidiaries or the Selling Securityholder.

     10.  Default of Underwriters.  If one or more Underwriters default in their
          -----------------------
obligations to purchase Firm Securities, Option Securities or Selling Securityholder Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities, Option Securities or Selling Securityholder Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities, Option Securities or Selling Securityholder Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities, Option Securities or Selling Securityholder Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company and the Subsidiaries other than as provided in Section 11 hereof. In the event of any default by one or more Underwriters as described in this Section 10, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 4 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities, Option Securities or Selling Securityholder Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person
                                             -----------
substituted for an Underwriter under this Section 10. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

     11.  Survival.  The respective representations, warranties, agreements,
          --------
covenants, indemnities and other statements of the Company and the Subsidiaries, their officers and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company and the Subsidiaries, any of their respective officers or directors, the Selling Securityholder, any Underwriter or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 7 and 9 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     12.  Termination.  (a) This Agreement may be terminated with respect to the
          -----------
Firm Securities, Option Securities or Selling Securityholder Securities in the sole discretion of the Representatives by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

          (i) the Company or any of the Subsidiaries shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute, or any legal or governmental proceeding, or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company, Telephone Business Meetings, Inc. or Communication Development Corporation), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

          (ii) trading in the Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange, American Stock Exchange or Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market system;

          (iii) a banking moratorium shall have been declared by New York, Massachusetts or United States authorities;

          (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof; or

          (v) The Acquisition Agreement shall have terminated, or in the reasonable view of the Representatives, the Acquisition will not be finally consummated on or prior to the Firm Closing Date with no material changes in form or substance to the Acquisition or Acquisition Agreement from that described in the Prospectus (exclusive of any amendment or supplement thereto).

     (b) Termination of this Agreement pursuant to this Section 12 shall be without liability of any party to any other party except as provided in Section 11 hereof.

     13.  Information Supplied by Underwriters.  The statements set forth in the
          -------------------------------------
last paragraph on the front cover page and under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(b) and 9 hereof. The Underwriters confirm that such statements (to such extent) are correct.

     14.  Notices.  All communications hereunder shall be in writing and, if
          -------
sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York 10292, Attention: Equity Transactions Group, with a copy to Jefferies & Company, Inc., 11100 Santa Monica Boulevard, 10th Floor, Los Angeles, California 90025, Attention: David J. Losito, and a copy to Cadwalader Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, Attention: Lawrence A. Larose; and if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at Vialog Corporation, 10 New England Business Center, Suite 302, Andover, Massachusetts 01810, Attention: Glenn D. Bolduc, with a copy to Mirick, O'Connell, DeMallie & Lougee, LLP, 1700 BankBoston Tower, 100 Front Street, Worcester, Massachusetts 01608, Attention: David L. Lougee; and if sent to the Selling Securityholder, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to David L. Lipsky, ______________, __________________.

     15.  Successors.  This Agreement shall inure to the benefit of and shall be
          ----------
binding upon the several Underwriters, the Company, the Subsidiaries and the Selling Securityholder and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that
(i) the indemnities of the Company, the Subsidiaries and the Selling Securityholder contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Company and the Subsidiaries, the officers of the Company and the Subsidiaries who have signed the Registration Statement and any person or persons who control the Company or the Subsidiaries within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

     16.  Applicable Law.  The validity and interpretation of this Agreement,
          --------------
and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

     17.  Consent to Jurisdiction and Service of Process.  All judicial
          ----------------------------------------------
proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement, the Company and the Selling Securityholder accept for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. The Company designates and appoints Glenn D. Bolduc and/or David L. Lougee, and the Selling Securityholder designates and appoints ________________, and such other persons as may hereafter be selected by the Company or the Selling Securityholder irrevocably agreeing in writing to so serve, as their respective agents to receive on the behalf of each service of all process in any such proceedings in any such court, such service being hereby acknowledged by the Company and the Selling Securityholder to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to the Company and/or the Selling Securityholder at the address provided for such party in Section 14 hereof; provided, however, that, unless
                                              --------  -------
otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by the Company or the Selling Securityholder refuses to accept service, the Company or the Selling Securityholder, as the case may be, hereby agrees that service of process sufficient for personal jurisdiction in any action against the Company and/or the Selling Securityholder in the State of New York may be made by registered or certified mail, return receipt requested, to the Company and the Selling Securityholder at the address provided for such party in Section 14 hereof, and each of the Company and the Selling Securityholder hereby acknowledges that such service shall be effective and binding in every respect with respect to itself. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any

Underwriter to bring proceedings against the Company and/or the Selling Securityholder in the courts of any other jurisdiction.

     18.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and each of the several Underwriters.

                              Very truly yours,

                              THE COMPANY AND SUBSIDIARIES:


                              VIALOG CORPORATION

                              By ________________________

                              [Title]


                              CONFERENCE SOURCE INTERNATIONAL, INC.

                              By ________________________

                              [Title]


                              CALL POINTS, INC.

                              By ________________________

                              [Title]


                              KENDALL SQUARE TELECONFERENCING, INC.

                              By ________________________

                              [Title]


                              AMERICAN CONFERENCING COMPANY, INC.

                              By ________________________

                              [Title]

                              TELEPHONE BUSINESS MEETINGS, INC.

                              By ________________________

                              [Title]


                              COMMUNICATION DEVELOPMENT CORPORATION

                              By ________________________

                              [Title]


                              ABC ACQUISITION CORPORATION

                              By ________________________

                              [Title]


                              THE SELLING SECURITYHOLDER:

                              ____________________________

                              David L. Lipsky


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

PRUDENTIAL SECURITIES INCORPORATED
JEFFERIES & COMPANY, INC.

By  PRUDENTIAL SECURITIES INCORPORATED

By         _____________________

           Jean-Claude Canfin
           Managing Director

For itself and on behalf of the Representatives.

                                   SCHEDULE 1

                                  UNDERWRITERS


                                                        Number of Firm
                                                        Securities to
Underwriter                                              be Purchased
------------------------------------------------------  --------------
Prudential Securities Incorporated....................
Jefferies & Company, Inc..............................
[insert names of other Underwriters
------------------------------------------------------
alphabetically by bracket or in other
------------------------------------------------------
order determined by Prudential
------------------------------------------------------
Securities Incorporated -
------------------------------------------------------
Equity Transactions Group]
------------------------------------------------------


          Total.......................................  ____________
